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                                                                    EXHIBIT 10.9

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mitsubishi Motors Europe B.V.

    We consent to incorporation by reference in the registration statement on Form F-3 (No. 333-13160) of DaimlerChrysler North America Holding Corporation and the registration statements of Form S-8 (Nos. 333-5074, 333-7082, 333-8998, 333-86934 and 333-86936) of DaimlerChrysler AG of our report dated March 22, 2002, with respect to the consolidated balance sheet of Mitsubishi Motors Europe B.V. and subsidiaries as of December 31, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended, which report appears in the December 31, 2001, annual report on Form 20-F/A of DaimlerChrysler AG.

                                                                   Ernst & Young

September 25, 2002
Amsterdam, the Netherlands